Restructuring, Goodwill Impairment and Other Special Charges (Credits), Net	12 Months Ended
Dec. 31, 2011
Restructuring, Goodwill Impairment and Other Special Charges (Credits), Net [Abstract]
Restructuring, Goodwill Impairment and Other Special Charges (Credits), Net

Note 13. Restructuring, Goodwill Impairment and Other Special Charges (Credits), Net

Restructuring, goodwill impairment and other special charges (credits), net were $68 million, $(75) million and $379 million for the years ended December 31, 2011, 2010 and 2009, respectively. These net charges (credits) above are not recorded in the Company’s reportable segment earnings.

During the year ended December 31, 2011, the Company recorded a charge of $70 million related to an unfavorable decision in a lawsuit (see Note 25) and a credit of $2 million to adjust previously recorded reserves to the amounts the Company now expects to pay.

During the year ended December 31, 2010, the Company received cash proceeds of $75 million in connection with the favorable settlement of a lawsuit. The Company recorded this settlement, net of the reimbursement of legal costs incurred in connection with the litigation, as a credit to restructuring, goodwill impairment, and other special charges (credits) line item. Additionally, the Company recorded a credit of $8 million as a liability associated with an acquisition in 1998 that was no longer deemed necessary (see Note 25).

During the year ended December 31, 2009, the Company completed a comprehensive review of its vacation ownership business. The Company decided not to develop certain vacation ownership sites and future phases of certain existing projects. As a result of these decisions, the Company recorded a primarily non-cash impairment charge of $255 million. The impairment included a charge of approximately $148 million primarily related to land held for development; a charge of $64 million for the reduction in inventory values at four properties; the write-off of fixed assets of $21 million; facility exit costs of $15 million and $7 million in other costs. Additionally, as a result of this decision and the economic climate at that time, the Company recorded a $90 million non-cash charge for the impairment of goodwill in the vacation ownership reporting unit.

Additionally, in 2009, the Company recorded restructuring and other special charges of $34 million, primarily related to severance charges and costs to close vacation ownership sales galleries, associated with its ongoing initiative of rationalizing its cost structure.

In determining the fair value associated with the impairment charges the Company primarily used the income and market approaches. Under the income approach, fair value was determined based on estimated future cash flows taking into consideration items such as operating margins and the sales pace of vacation ownership intervals, discounted using a rate commensurate with the inherent risk of the project. Under the market approach, fair value was determined with the comparable sales of similar assets and appraisals.

The Company had remaining restructuring accruals of $89 million as of December 31, 2011, primarily recorded in accrued expenses.